UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2021

First Reserve Sustainable Growth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40169	86-1662498
(State or incorporation or organization	(Commission File Number)	(IRS Employer Identification No.)

262 Harbor Drive, Third Floor

Stamford, CT 06902

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 661-6601

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one warrant	FRSGU	The Nasdaq Stock Market LLC
Class A Common stock, par value $0.0001 per share	FRSG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	FRSGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As previously announced by First Reserve Sustainable Growth Corp., a Delaware corporation (the “Company”), on August 12, 2021, the Company, Juuce Limited, a private limited company incorporated under the laws of England and Wales (“Juuce”), EO Charging, an exempted company incorporated with limited liability in the Cayman Islands (“EO”) and Charge Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of EO (“Merger Sub”), entered into a Business Combination Agreement and Plan of Reorganization ( the “Business Combination”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) the shareholders of Juuce will contribute all of the issued and outstanding ordinary shares of Juuce to EO in exchange for ordinary shares of EO valued at $10.00 per share (“EO Ordinary Shares”) to be issued simultaneously with the issuance of EO Ordinary Shares in connection with the Merger (as defined below) and, if available cash exceeds a specified level, certain cash consideration and (ii) Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of EO (the “Merger”). In connection with the Merger, (i) each holder of warrants to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), will receive in exchange an equal number of warrants to purchase EO Ordinary Shares and (ii) each holder of Class A Common Stock will receive in exchange an equal number of EO Ordinary Shares.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the previously announced Business Combination.

Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Investor Presentation.

Legend Information

Forward-Looking Statements

Certain statements made in this Current Report are “forward-looking statements” with respect to the transaction between the Company, Juuce and EO and including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Juuce and the markets in which it operates, and EO’s projected future results. These forward-looking statements generally are identified by the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “targets”, “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “future,” “propose,” “strategy,” “opportunity” and variations of these words or similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or are not statements of historical matters are intended to identify forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, guarantees, assurances, predictions or definitive statements of fact or probability regarding future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside EO’s, Juuce’s or the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, or the failure of other closing conditions such as the satisfaction of the minimum trust account amount following redemptions by the Company’s public stockholders, the waiver or expiration of a Juuce shareholder’s right to acquire Juuce under the Shareholder’s Deed and the receipt of certain governmental and regulatory approvals), which may adversely affect the price of the Company’s securities; the inability of the business combination to be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction; the inability to recognize the anticipated benefits of the proposed business combination; the inability to obtain or maintain the listing of EO’s shares on a national exchange following the proposed business combination; costs related to the proposed business combination; the risk that the proposed business combination disrupts current plans and operations, business relationships or business generally as a result of the announcement and consummation of the proposed business combination; EO’s ability to manage growth; EO’s ability to execute its business plan and meet its projections; potential disruption in EO’s employee retention as a result of the transaction; potential litigation, governmental or regulatory proceedings, investigations or inquiries involving EO, Juuce or the Company, including in relation to the transaction; changes in applicable laws or regulations and general economic and market conditions impacting demand for Juuce’s or EO’s products and services; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statement, and EO and the Company assume no obligation and do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Neither EO nor the Company gives any assurance that either EO or the Company will achieve its expectations.

Additional Information about the Business Combination and Where to Find It

This communication is being made in respect to the Business Combination involving the Company and EO, which will be the going-forward public company. A full description of the Business Combination is provided in the registration statement on Form S-4 (File No. 333-259901) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) by EO, which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the Business Combination. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JUUCE, THE COMPANY, EO AND THE BUSINESS COMBINATION. The proxy statement/prospectus will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s filings with the SEC, including the Registration Statement and the Company’s final prospectus for its initial public offering dated March 4, 20201 (File No. 333-252717), which was filed with the SEC on March 5, 2021, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be set forth in the Registration Statement for the Business Combination. EO and Juuce and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement for the Business Combination.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This document also does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST RESERVE SUSTAINABLE GROWTH CORP.

Date: December 14, 2021	By:	/s/ Thomas S. Amburgey
	Name:	Thomas S. Amburgey
	Title:	Chief Financial Officer

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